UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 25, 2005

Higher Education Funding I (Issuer of the Notes)
Consolidation Loan Funding II, LLC (Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as Specified in its Charter)
Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-121494-01 333-121494-03	41-6527138 36-4546571

(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100 San Diego, California 92121	9477 Waples Street, Suite 100 San Diego, California 92121

(Address of Principal Executive Offices)	(Address of Principal Executive Offices)
(858) 320-6799
(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)
Not Applicable
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
See the monthly statement attached as Exhibit 20.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits furnished in accordance with Item 601(a) of Regulation S-K.

Exhibit
No.	Document Description

20.1	Monthly statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2005	HIGHER EDUCATION FUNDING I, as Co-Registrant By: Goal Financial, LLC, as Issuer Administrator of Higher Education Funding I
	By:	/s/ Seamus Garland
		Name:	Seamus Garland
		Title:	Secretary

November 1, 2005	CONSOLIDATION LOAN FUNDING II, LLC, as Co-Registrant By: CLF II Management Corp., as Manager of Consolidation Loan Funding II, LLC
	By:	/s/ Seamus Garland
		Name:	Seamus Garland
		Title:	Secretary

EXHIBIT INDEX

Exhibit
No.	Document Description

20.1	Monthly statement.

3